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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 17, 2004


                           CENTRAL FEDERAL CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                Delaware                     0-25045            34-1877137
                --------                     -------            ----------
    (State or other jurisdiction of        (Commission        (IRS Employer
             incorporation)                File Number)   Identification Number)


    2923 Smith Road, Fairlawn, Ohio           44333           (330) 666-7979
    -------------------------------           -----           --------------
(Address of principal executive offices)    (Zip Code)        (Registrant's
                                                            Telephone Number)

          -------------------------------------------------------------
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 8.01. OTHER EVENTS

On September 17, 2004, the registrant issued a press release announcing that:
         1) its Board of Directors, at their meeting on September 16, 2004, declared a cash dividend of 9 cents per share on its common stock to be paid on October 15, 2004 to shareholders of record on October 4, 2004;

A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

       99  Press release issued on September 17, 2004




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Central Federal Corporation

 Date:  September 17, 2004       By:    /s/ Therese Ann Liutkus
                                        -----------------------------------
                                        Therese Ann Liutkus, CPA
                                        Treasurer and Chief Financial Officer